Employee Benefits - Summary of Assumptions Used in Accounting for Tata Daewoo Commercial Vehicles Limited Severance Indemnity Plan (Detail) - Severance indemnity of Tata Daewoo Commercial Vehicles Limited [Member]
	Mar. 31, 2019	Mar. 31, 2018	Mar. 31, 2017
Disclosure of defined benefit plans [line items]
Discount rate	2.00%	2.80%	2.30%
Rate of increase in compensation level of covered employees	3.50%	3.50%	3.00%